UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

FIRST AMERICAN FINANCIAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way
Santa Ana, California		92707-5913
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 250-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	FAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed by First American Financial Corporation (the “Company”) with the Securities and Exchange Commission on December 22, 2023 (the “Original Report”).

Item 1.05 Material Cybersecurity Incidents.

As disclosed in the Original Report, the Company recently identified unauthorized activity on certain of its information technology systems. Upon detection of the unauthorized activity, the Company took steps in an effort to contain, assess and remediate the incident. On December 20, 2023, the Company elected to isolate systems from the Internet. The Company has retained leading experts, worked with law enforcement and notified certain regulatory authorities.

As of the date of this filing, the Company believes it has contained the incident. The Company is in the process of restoring access to its systems and resuming normal business operations.

Though the incident is still under investigation, the Company believes the perpetrator of the activity accessed certain Company systems, exfiltrated data and encrypted data on certain non-production systems.

The Company continues to assess whether the incident will have a material impact on the Company’s financial condition or results of operations, which at this point cannot be determined.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s current expectations and assumptions, are not based on historical facts and are subject to risks and uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements and can be identified by the fact that they do not relate strictly to historical or current facts and may contain the words “believe,” “expect,” “estimate,” “will,” or other similar words and phrases or future or conditional verbs such as “may,” “would,” or “could.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN FINANCIAL CORPORATION

Date:	December 29, 2023	By:	/s/ Lisa W. Cornehl
Name: Lisa W. Cornehl Title: Senior Vice President, Chief Legal Officer